RELATED PARTIES TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
The following table sets forth transactions with related parties:

	Fiscal Year 2022		Fiscal Year 2021	Fiscal Year 2020
	Successor (Consolidated)	Predecessor (Combined Carve-out)	Predecessor (Combined Carve-out)	Predecessor (Combined Carve-out)
(in thousands of $)	Phased period from January 27, 2022 to December 31, 2022	Phased period from January 1, 2022 to June 30, 2022	January 1, 2021 to December 31, 2021	January 1, 2020 to December 31, 2020
Ship management fee revenue (a)	2,030	1,342	6,468	7,820
Ship management and administrative services expense (a)	(4,534)	(730)	(5,001)	(4,546)
Egyptian Company for Gas Services (“ECGS”) (b)	—	—	1,482	—
Debt guarantee compensation (c)	(837)	—	—	—
Commitment fee (d)	(119)	—	—	—
	(3,460)	612	2,949	3,274
Balances with related parties consisted of the following:

	Successor	Predecessor
(in thousands of $)	December 31, 2022	December 31, 2021
Balances due to Golar and its subsidiaries (e)	395	1,021
Balances due to QPSL and its affiliates (f)	1,231	—
	1,626	1,021

(a) Ship management fees revenue / Ship management and administrative services expense - Golar through its subsidiary, Golar Management Ltd. ("Golar Management"), charged ship management fees for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services were provided by Golar. This provision of technical and commercial management services includes management of four vessels owned by QPSL, subsequently acquired by the Company in November 2022.

In addition, Golar Management and Golar Management (Bermuda) Ltd., entered into the CoolCo Transition Services Agreement ("TSA") pursuant to which Golar provided corporate administrative services to CoolCo. On June 30, 2022, upon completion of the CoolCo Disposal, the CoolCo TSA was replaced by the CoolCo Administrative Services Agreement ("ASA"), for the provision of IT, accounting, treasury, finance operations and other corporate overhead functions.

(b) ECGS - We chartered Golar Ice to ECGS, an affiliate of Golar's during the year ended December 31, 2021.
(c) Debt guarantee compensation – Golar agreed to remain as the guarantor of the payment obligations of two of the acquired subsidiaries' debt related to two LNG carriers, Golar Ice and Golar Kelvin, in exchange for a guarantee fee of 0.5% on the outstanding principal balances, which as of December 31, 2022 was $210.3 million. The compensation amounted to $0.8 million for the year ended December 31, 2022.

(d) Commitment fee – We obtained a two year revolving credit facility of $25.0 million from Golar, which remains undrawn as of December 31, 2022. The facility bears a fixed interest rate and commitment fee on the undrawn loan of 5% and 0.5% per annum, respectively. The commitment fee amounted to $0.1 million for the year ended December 31, 2022.

(e) Balances due to Golar and its subsidiaries - Receivables and payables with Golar and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when Golar pays an invoice on our behalf. Receivables and payables are generally settled quarterly in arrears. Balances owing from Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.

(f) Balances due to QPSL and its affiliates - Receivables and payables with QPSL and its affiliates are comprised primarily of management fees advances received for managing their vessels. We assumed these balances upon conclusion of the acquisition of the LNG carrier and FSRU management organization on June 30, 2022.